Exhibit 10.1

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”), is entered into as of April 26, 2024, by and among Planet 13 Holdings Inc., a Nevada corporation (“Purchaser”), VidaCann, LLC, a Florida limited liability company (the “Company”), Loop’s Dispensaries, LLC (“Dispensaries”), Ray of Hope 4 Florida, LLC (“Ray of Hope”) and Loops Nursery & Greenhouses, Inc. (“Nursery” and together with Ray of Hope and Dispensaries, “Sellers”); David Loop (“Loop”) and Mark Ascik (together with Loop, the “Indemnifying Members”), and Loop, solely in his capacity as the Seller Representative (the “Seller Representative” and, together with Purchaser, the Company, Dispensaries, Ray of Hope, Nursery, the Indemnifying Members and Seller Representative, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Membership Interest Purchase Agreement, dated as of August 28, 2023 (the “Agreement”), pursuant to which Sellers will sell 100% of the equity interests of the Company to Purchaser, on the terms and subject to the conditions set forth in the Agreement.

WHEREAS, the Parties desire to amend the Agreement to extend the End Date as defined within Section 10.1(c) of the Agreement.

WHEREAS, Section 11.10 of the Agreement provides that the Agreement may be amended, modified or supplemented by an agreement in writing signed by the Parties.

WHEREAS, capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.    Amendment to Section 10.1(c). Section 10.1(c) is hereby amended and restated in its entirety as follows:

“(c)         by Purchaser or Sellers if the Transaction has not been consummated on or before May 31, 2024 the (“End Date”);”

2.    Miscellaneous.

(a)    The execution and delivery of this Amendment has been duly authorized by all requisite action of each Party.

(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)    Except as set forth in this Amendment, the Agreement remains unmodified and in full force and effect.

(d)    This Amendment shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Nevada.

(e)    This Amendment may be signed in any number of counterparts delivered electronically, all of which will be one and the same agreement as if delivered in person. This Amendment shall become effective when each party to this Amendment will have received counterparts signed by the other parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers, where applicable, thereunto duly authorized.

PURCHASER:

PLANET 13 HOLDINGS INC.

By: /s/ Robert Groesbeck

Name: Robert Groesbeck

Title: Co-Chief Executive Officer

By: /s/ Larry Scheffler

Name: Larry Scheffler

Title: Co-Chief Executive Officer

COMPANY:

VIDACANN, LLC

By: /s/ David Loop

Name: David Loop

Title: Manager

By: /s/ Mark Ascik, Sr.

Name: Mark Ascik, Sr.

Title: Manager

SELLERS:

LOOP’S DISPENSARIES, LLC

By: /s/ David Loop

Name: David Loop

Title: Manager

By: /s/ Mark Ascik, Sr.

Name: Mark Ascik, Sr.

Title: Manager

[Signature page to First Amendment to Membership Interest Purchase Agreement]

RAY OF HOPE 4 FLORIDA, LLC

By: /s/ Robert Loehr

Name: Robert Loehr

Title: Manager

LOOPS NURSERY & GREENHOUSES, INC

By: /s/ David Loop

Name: David Loop

Title: President

INDEMNIFYING MEMBERS:

/s/ David Loop

David Loop

/s/ Mark Ascik, Sr.

Mark Ascik

SELLER REPRESENTATIVE:

/s/ David Loop

David Loop

[Signature page to First Amendment to Membership Interest Purchase Agreement]